Exhibit 10.7

Amended and Restated Exclusive Purchase Option Agreement

This Amended and Restated Exclusive Purchase Option Agreement (hereinafter referred to as the “Agreement”) was signed by the following parties on March 29, 2019:

Party A: Cloudminds Inc.

Address: PO Box 472, Floor 2, Harbour Place, 103 South Church Street, George Town, Grand Cayman, KY1-1106, Cayman Islands.

Party B: Cloudminds (Shenzhen) Robotics Systems Co., Ltd.

Address: Room 201, Building A, No.1 Qianwan 1st Road, Qianhai-Hong Kong Cooperation Zone, Shenzhen, China (office of Shenzhen Qianhai Commerce Secretariat Co., Ltd.)

Party C: Haitao Jiang

Address: ***

ID card number: ***

Bing Wang

Address: ***

ID card number: ***

Guanghua Yang

Address: ***

ID card number: ***

Jing Wang

Address: ***

ID card number: ***

Qi Li

Address: ***

ID card number: ***

Shenzhen Zhongke Growth Equity Investment Fund Partnership (Limited Partnership)

Registered address: Room 201, Building A, No.1 Qianwan 1st Road, Qianhai-Hong Kong Cooperation Zone, Shenzhen, China (office of Shenzhen Qianhai Commerce Secretariat Co., Ltd.)

Changxing Youqing Investment Management Partnership (Limited Partnership)

Registered address: Room 639, Floor 6, Building A, Changxing World Trade Center, No. 1278, Mingzhu Road, Changxing Economic and Technological Development Zone

Anji Boye Investment Partnership (Limited Partnership)

A limited partnership established and existing under the laws of China. The registered address is Room 217, Building 1, Lingfeng Village, Lingfeng Street, Anji County.

(The above Party C is individually and collectively referred to as “Existing Shareholder”)

Party D: Cloudminds (Shenzhen) Holdings Co., Ltd. (formerly known as Shenzhen Zhongzhi Lingyun Technology Co., Ltd.)

Address: Room 201, Building A, No.1 Qianwan 1st Road, Qianhai-Hong Kong Cooperation Zone, Shenzhen, China (office of Shenzhen Qianhai Commerce Secretariat Co., Ltd.)

(In this Agreement, the above parties are individually referred to as “One Party” and collectively referred to as “Parties”)

Whereas:

(1) Party A is a limited liability company established in the Cayman Islands under the laws of the Cayman Islands. Party A indirectly holds 100% equities of Party B.

(2) The Existing Shareholder is Party D’s shareholder, which holds 100% equities of Party D on the signing date of this Agreement.

(3) Party B, the Existing Shareholder and Party D signed the “Exclusive Purchase Option Agreement” (hereinafter referred to as the “Original Exclusive Purchase Option Agreement”) on December 16, 2016. According to the agreement, the Existing Shareholder and Party D agreed to separately grant Party B exclusive and irrevocable equity transfer options and asset purchase options.

(4) The Parties hereby sign this Agreement to revise and restate the terms of the Original Exclusive Purchase Option Agreement.

Therefore, the Parties reached an agreement through consultations as follows:

1                           Purchase and Sale of Equity

1.1                     Granting rights

Under the premise of being permitted by Chinese law, the Existing Shareholders hereby irrevocably grant Party A to purchase or designate one or more persons (individually referred to as the “Designated Person”) to purchase from Existing Shareholders an irrevocable exclusive right of all or part of the equities held by Party D at that time (“Equity Option Right”) at one or more times from the Existing Shareholders in accordance with steps to be exercised by Party A and the price stated in Article 1.3 of this Agreement. Except for Party A and the Designated Person, no other person may enjoy the Equity Option Right or other rights related to the equities of Existing Shareholders. Party D hereby agrees that the Existing Shareholders will grant the Equity Option Right to Party A. Each of the Existing Shareholders hereby waives their respective pre-emptive rights in respect of Party D’s equities in Party D’s Articles of Association and Chinese law, and hereby irrevocably agrees that any shareholder may transfer the underlying equity to Party A or its designated entity or individual. The “Person” as defined in this paragraph and this Agreement refers to an individual, company, joint venture, partnership, enterprise, trust or non-corporate organization.

1.2                     Exercise steps

Party A exercises its Equity Option Right in accordance with the provisions of Chinese laws and regulations. When Party A exercises the Equity Option Right, it shall send a written notice to the Existing Shareholders (the “Equity Option Notice”),and the Equity Option Notice shall specify the following matters: (i) the decision of Party A or the Designated Person to exercise the Equity Option Right; (ii) the share of equity that Party A or the Designated Person intends to purchase separately from the Existing Shareholders (“Purchased Equity”); and (iii) the date of purchase/transfer of the Purchased Equity.

1.3                     Equity purchase price and payment

The price to purchase the total equities held by the Existing Shareholders in Party D by Party A through the Equity Option Right shall be the actual capital contribution of Existing Shareholders to Party D’s registered capital; if Party A exercises the Equity Option Right to purchase part of the equities held in Party D by the Existing Shareholders, the Equity Purchase Price is calculated on a proportional basis. If the lowest price allowed by Chinese law when Party A exercises the right is higher than the aforementioned price, the transfer price shall be subject to the lowest price permitted by Chinese law (“Equity Purchase Price”).

1.4 Transfer of purchased equity

When Party A exercises the Equity Option Right each time:

1.4.1 Existing Shareholders shall instruct Party D to convene shareholders’ meeting in time and pass the resolution of the shareholders’ meeting including the waiver of the pre-emptive right and all other necessary actions, agreeing to transfer all the transferred equities at the Equity Purchase Price to Party A and/or other designated entity or individual in accordance with the requirements of Equity Purchase Notice;

1.4.2           Existing Shareholders shall sign an equity transfer contract with Party A and/or the Designated Person (as the case may be) in accordance with the provisions of this Agreement and Equity Purchase Notice

1.4.3 All parties concerned shall sign all other required contracts, agreements or documents, obtain all necessary government approvals and consents, and take all necessary actions to transfer the effective ownership of the Purchased Equity to Party A and/or the Designated Person without any security interest, and urge Party A and/or the Designated Person to become the registered owner of the Purchased Equity. For the purposes of this paragraph and this Agreement, “security interest” includes guarantees, mortgages, third party rights or interests, any equity option rights, acquisition rights, pre-emptive rights, set-off rights, retention of ownership or other guarantee arrangements. But for the sake of clarity, it does not include any security interest arising under this Agreement, the Existing Shareholders’ Equity Pledge Agreement and the Existing Shareholders’ Power of Attorney. The “Existing Shareholders’ Equity Pledge Agreement” as stipulated in this Agreement refers to the Amended and Restated Equity Pledge Agreement signed by Party B, the Existing Shareholders and Party D on the date of signing this Agreement and any revisions, amendments or restatements thereof. The “Existing Shareholders’ Power of Attorney” as stipulated in this Agreement refers to the Power of Attorney signed by the Existing Shareholders on the date of signing this Agreement and any revisions, amendments or restatements thereof.

1.5               Payment

Haitao Jiang, Guanghua Yang and Bing Wang signed a Loan Agreement with Party B on November 20, 2015, respectively. In view of the fact that any proceeds obtained by the Existing Shareholder in the Loan Agreement for the transfer of their equities held in Party C are applied to the Existing Shareholder to repay the loans to Party B according to the Loan Agreement. Party A may choose to pay the Equity Purchase Price by canceling the loans owed by the Existing Shareholder to Party B; if the applicable law does not require adjustment of the Equity Purchase Price agreed in this contract, Party A no longer has to pay additional price to Existing Shareholder.

1.6                     Asset purchase rights

Party D hereby grants Party A an irrevocable and exclusive right to purchase, in which Party A may, within the scope permitted by Chinese laws and regulations, choose by itself to purchase any part or all of Party D’s assets from Party D by itself or the Designated Person at any time according to the procedures decided by Party A, with the lowest price permitted by Chinese law. At that time, Party A or the Designated Person and Party D will sign another asset transfer contract to stipulate the terms and conditions of the asset transfer.

1.7                     Financial support

In order to ensure the continued operation of Party D, Party D shall provide financial support to Party D according to the actual situation in the case of Party D’s compliance with the cash flow requirements in daily operations and/or offset for any losses incurred in its operation (to the extent permitted by Chinese law and will be provided in a manner permitted by Chinese law). Party A may provide financial support to Party D by means of bank entrusted loans or other appropriate borrowing methods, and separately sign the necessary agreement to agree that when Party D does not have the ability to repay the aforementioned financial support funds, Party A agrees to waive the repayment.

2                           Commitment

2.1                     With regard to Party D’s commitment, Existing Shareholders (as Party D’s shareholders) and Party D hereby jointly and separately commit as follows:

2.1.1           Without the prior written consent of Party A, it shall not be supplement, alter or revise the Articles of Association of Party D in any way, increase or decrease its registered capital, or otherwise change its registered capital structure;

2.1.2           Maintain the survival of its company in accordance with good financial and commercial standards and practices, obtain and maintain all government approval and licenses required for Party D’s business, and conduct its business and handle affairs prudently and effectively;

2.1.3           Do not sell, transfer, mortgage or otherwise dispose of the legal or beneficial rights of any material assets, business or income of Party D, or allow to set any other security interest in it at any time from the date of signing this Agreement without Party A’s prior written consent;

2.1.4           Do not incur, inherit, guarantee or permit any debts without the prior written consent of Party A, except for accounts payable arising in normal or ordinary business rather than through borrowing;

2.1.5           Operate all business of Party D in the normal course of business to maintain the value of Party D’s assets and do not perform any acts/inactions that may affect its operating status and asset value;

2.1.6           Do not urge Party D to sign any major contract without the prior written consent of Party A,, except for contracts signed in the normal course of business;

2.1.7           Party D shall not provide loans or credits to anyone without the prior written consent of Party A;

2.1.8 Provide all information about the operation and financial status of Party D at the request of Party A;

2.1.9           If Party A requests, Party D shall purchase and hold insurance related to Party D’s assets and business from the insurance company accepted by Party A. The amount and type of insurance shall be the same as those of companies operating similar businesses;

2.1.10    Party D shall not merge or unite with any person, or acquire or invest in any person without the prior written consent of Party A;

2.1.11    Party A shall be immediately notified of any litigation, arbitration or administrative proceedings arising out of or in connection with the assets, business or income of Party D;

2.1.12    In order to maintain Party D’s ownership of all of its assets, all necessary or appropriate documents should be signed, all necessary or appropriate actions shall be taken and all necessary or appropriate appeals or all necessary and appropriate defenses against all claims shall be made;

2.1.13    Dividends shall not be distributed to any of its shareholders in any form without Party A’s prior written consent, but once Party A has requested in writing, Party D shall immediately distribute all distributable profits to each Existing Shareholders;

2.1.14    Appoint any person appointed by Party A at Party A’s request to be a director or executive director of Party D;

2.1.15    It shall not engage in any business that competes with Party A or Party A’s affiliates without the written consent of Party A;

2.1.16    Unless required by Chinese law, Party D may not dissolve or liquidate without the written consent of Party A.

2.2                     Commitment of Existing Shareholders

Existing Shareholders separately and jointly commit as follows:

2.2.1           Without the prior written consent of Party A, it shall not sell, transfer, mortgage or otherwise dispose of the legal or beneficial rights of the equities of Party D owned by it, or allow the encumbrance of any security interest on it, but except for the interests set by the Existing Shareholders’ Equity Pledge Agreement and the Existing Shareholders’ Power of Attorney;

2.2.2           Urge Party D’s shareholders’ meeting and/or directors (or executive directors) not to approve the sell, transfer, mortgage or otherwise disposal of the legal or beneficial rights of the equities of Party D owned by the Existing Shareholders, or allow the encumbrance of any security interest on it, but except for the approval of the interests set by the Existing Shareholders’ Equity Pledge Agreement and the Existing Shareholders’ Power of Attorney;

2.2.3           Without the prior written consent of Party A, the Existing Shareholders will facilitate the board of directors and/or directors (executive directors) not to approve Party D’s merger or association with any person, or the acquisition or investment of any person;

2.2.4           Immediately notify Party A of any litigation, arbitration or administrative proceedings that occur or may occur in relation to the equity of the Party D it owns;

2.2.5           Urge Party D’s shareholders’ meeting or the directors (executive directors) to vote in favor of the transfer of the Purchased Equity as stipulated in this Agreement and take any other action at the request of Party A;

2.2.6           In order to maintain its ownership of Party D’s equity, sign all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and make necessary or appropriate defenses against all claims;

2.2.7           At the request of Party A, appoint any person appointed by Party A to be the director or executive director of Party D;

2.2.8           If the Existing Shareholders obtain any profits, dividends, or liquidation income from Party D, the Existing Shareholders shall promptly present it to Party B or any person designated by Party B in compliance with Chinese law;

2.2.9           Strictly abide by the provisions of this Agreement and the other agreements signed by the Existing Shareholders, Party D and Party A jointly or separately, and earnestly fulfill the obligations under the agreements, and do not carry any act/inaction that is sufficient to affect the validity/enforceability of the agreements. If the Existing Shareholders have any rights under this Agreement, the Existing Shareholder’s Pledge Agreement or the Existing Shareholders’ Power of Attorney, unless the written instructions of Party A, the Existing Shareholders may not exercise the rights.

3                               Representations and Warranties

The Existing Shareholders and Party D hereby jointly and separately represented and warranted to Party A on the date of signing this Agreement and each transfer date as follows:

3.1                     It has the power, ability and authorization to sign and deliver this Agreement and any equity transfer agreement (each referred to as “Transfer Contract”) signed for each transfer of the Purchased Equity under this agreement to which it is a party, and to perform its obligations under this Agreement and any Transfer Contract. Existing Shareholders and Party D agree that when Party A exercises the Equity Option Right, they will sign a Transfer Contract consistent with the terms of this Agreement. This Agreement and all Transfer Contracts to which it is a party constitute or will constitute legal, effective and binding obligations and may be enforced in accordance with its terms;

3.2                     Existing Shareholders and Party D have obtained the consent and approval (if necessary) from third parties and government departments to sign, deliver and perform this Agreement;

3.3                     Neither the signing and delivery of this Agreement or any Transfer Contract nor the performance of obligations under this Agreement or any Transfer Contract will: (i) result in violation of any relevant Chinese laws; (ii) conflict with the Articles of Association and Regulations or any other organizational documents of Party D; (iii) result in any breach of contract or instrument to which it is a party or to which it is bound, or constitutes a breach of any contract or instrument to which it is a party or to which it is bound;(iv) result in violation of any conditions regarding the grant and/or continuation of any license or approval issued to any party; or (v) result in the suspension or revocation of any license or approval issued to any party or the imposition of additional conditions;

3.4                     Existing Shareholders have good and saleable ownership of their equity in Party D. Except for the Existing Shareholders’ Equity Pledge Agreement and the Existing Shareholders’ Power of Attorney, the Existing Shareholders do not set any security interests in these equities;

3.5                     Party D has good and saleable ownership of all its assets and does not set any security interest in the above assets;

3.6                     Party D does not have any outstanding debts, but except for (i) debts incurred during the normal course of business; and (ii) debts that have been disclosed to Party A and received written consent from Party A;

3.7                     Party D complies with all laws and regulations in China applicable to asset acquisitions;

3.8                     There are no pending or possible lawsuits, arbitrations or administrative procedures related to Party D’s equity, Party D’s assets or Party D.

4                               Term of Validity

This Agreement shall become effective on the date on which the parties sign this Agreement, and the original Exclusive Purchase Option Agreement shall automatically terminate at the same time as this Agreement becomes effective. The entire equity of Party D held by the Existing Shareholders in accordance with the provisions of this Agreement shall be transferred to Party A and/or other persons designated by it in accordance with the provisions of this Agreement, unless Party A agrees to terminate this Agreement before the completion of the transfer.

5                               Governing Law and Dispute Resolution

5.1                     Governing Law

The signing, entry into force, interpretation, performance, modification and termination of this Agreement and the resolution of disputes under this Agreement shall be governed by the laws of China.

5.2                     Dispute resolution

In the event of any dispute arising out of the interpretation and performance of this Agreement, the parties to this Agreement shall first resolve the dispute through friendly negotiation. If the dispute remains unresolved within 30 days after any other party sends a written notice requesting settlement, any party may submit the dispute to the China International Economic and Trade Arbitration Commission, which will resolve according to its arbitration rules valid at that time. The arbitration shall be conducted in Beijing, and the arbitral award shall be final and binding on all parties.

6                               Taxes and Fees

Each party shall bear any and all taxes, expenses and fees incurred by or levied on it for the preparation and signing of this Agreement and each Transfer Contract and the completion of the transactions proposed by this Agreement and each Transfer Contract in accordance with Chinese law.

7                               Notice

7.1                     All notices and other communications required or issued under this Agreement shall be sent to the party’s address below by hand, registered mail, postage prepaid or commercial courier service or by fax. Each notification should also send another confirmation by email. The date on which such notices are deemed to be valid shall be determined as follows:

7.1.1           If the notice is delivered by hand, courier service, registered mail or postage prepaid, the effective delivery date shall be the date of acceptance or rejection at the address set as the notice;

7.1.2           If the notice is sent by fax, the date of successful delivery shall be the effective delivery date (as evidenced by the automatically generated transmission confirmation information).

7.2                     For the purposes of the notice, the addresses of the parties are as follows:

Party A:	Cloudminds Inc.

Address:	[ ]

Recipient:	[ ]

Telephone:	[ ]

Email:	[ ]

Party B:	Cloudminds (Shenzhen) Robotics Systems Co., Ltd.

Address:	[ ]

Recipient:	[ ]

Telephone:	[ ]

Email:	[ ]

Existing Shareholders:

Haitao Jiang

Address:	[ ]

Telephone:	[ ]

Email:	[ ]

Bing Wang

Address:	[ ]

Telephone:	[ ]

Email:	[ ]

Guanghua Yang

Address:	[ ]

Telephone:	[ ]

Email:	[ ]

Jing Wang

Address:	[ ]

Telephone:	[ ]

Email:	[ ]

Qi Li

Address:	[ ]

Telephone:	[ ]

Email:	[ ]

Shenzhen Zhongke Growth Equity Investment Fund Partnership (Limited Partnership)

Address:	[ ]

Telephone:	[ ]

Email:	[ ]

Changxing Youqing Investment Management Partnership (Limited Partnership)

Address:	[ ]

Telephone:	[ ]

Email:	[ ]

Anji Boye Investment Partnership (Limited Partnership)

Address:	[ ]

Telephone:	[ ]

Email:	[ ]

Party D: Cloudminds (Shenzhen) Holdings Co., Ltd.

Address:	[ ]

Telephone:	[ ]

Email:	[ ]

7.3                     Either party may change its address for receiving notices by sending notices to other parties at any time in accordance with the provisions of this Article.

8                               Responsibility for Confidentiality

Each party acknowledges that any oral or written information exchanged by it in connection with this Agreement is confidential. Each party shall keep all such information confidential and shall not disclose any relevant information to any third party without the written consent of other parties, except for the following circumstances: (i) the public knows or will know such information (but it is not disclosed to the public by the party receiving the confidential information without authorization); (ii) information required to be disclosed by applicable laws or rules or regulations of any stock exchange; or (iii) information required to be disclosed by either party to its shareholders, directors, employees, legal or financial advisers regarding the transactions specified under this Agreement, and such shareholders, directors, employees, legal or financial advisers shall also be subject to confidentiality obligations similar to these terms. The disclosure of any party’s shareholder, director, employee or employing organization shall be deemed as the party’s disclosure and shall be liable for breach of contract in accordance with this Agreement.

9                               Further Guarantee

Each party agrees to promptly sign such documents as are reasonably necessary or advantageous for the implementation of the provisions and purposes of this Agreement, and to take such further actions as are reasonably necessary or advantageous for the implementation of the provisions and purposes of this Agreement.

10                        Liability for Breach of Contract

10.1              If the existing shareholder or Party D materially violates any agreement made under this Agreement, Party A has the right to terminate this Agreement and/or request Existing Shareholders or Party D to pay damages; Article 10 of this Agreement shall not prejudice any other rights of Party A under this Agreement;

10.2              Unless otherwise provided by law, Existing Shareholders or Party D have no rights to terminate or dissolve this Agreement under any circumstances.

11                        Miscellaneous

11.1 Amendment, supplement and termination

The parties agree that Party A has the right to unilaterally request the amendment, supplement and termination of this Agreement. If Party A requests the above, other parties shall cooperate in signing the relevant agreement and complete the corresponding registration and filing procedures (if any) in accordance with relevant legal requirements.

11.2 Complete agreement

Except for written amendments, supplements or changes made after the signing of this Agreement, this Agreement constitutes the complete agreement reached by all parties to this Agreement on the subject matter of this Agreement, and shall replace all oral and written negotiations, statements and agreements on the subject matter of this Agreement reached previously.

11.3 Title

The title of this Agreement is for convenience of reading only and should not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

11.4 Copies

This Agreement is made in eleven (11) copies, with Party A, Party B, all Existing Shareholders and Party D holding one (1) copy, respectively.

11.5 Severability

If one or more provisions of this Agreement are ruled invalid, illegal or unenforceable in any respect according to any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any respect. All parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with legal permission and provisions that are effective to the maximum extent desired by all parties, and the economic effects of such effective provisions shall be as similar as possible to those of such invalid, illegal or unenforceable provisions.

11.6 Successor

This Agreement shall be binding on and beneficial to each party’s respective successors and permitted assignees.

11.7 Continue to be effective

11.7.1    Any obligation arising from or due to this Agreement before the expiration or early termination of this Agreement shall continue to be valid after the expiration or early termination of this Agreement.

11.7.2    The provisions of Articles 5, 8, 10 and Item 11.7 of this Agreement shall remain valid after the termination of this Agreement.

11.8 Waiver

Either party may waive the terms and conditions of this Agreement, but such waiver must be made in writing and be signed by all parties. Any waiver by either party of the breach of contract by other parties under certain circumstances shall not be deemed as waiver by such party of similar breach of contract under other circumstances.

[No text below]

In view of this, in witness whereof the Parties have made their authorized representatives sign the Amended and Restated Exclusive Purchase Option Agreement on the date indicated in the start the Agreement and take effect.

Party A:

Cloudminds Inc.

By:	/s/ William Xiao-Qing Huang

Name: William Xiao-Qing Huang

Title: Authorized Signatory

Party B:

/s/ Cloudminds (Shenzhen) Robotics Systems Co., Ltd. (seal)

By:	/s/ William Xiao-Qing Huang

Name: William Xiao-Qing Huang

Title: Legal Representative

Party C:

By:	/s/ Haitao Jiang

Name: Haitao Jiang

By:	/s/ Bing Wang

Name: Bing Wang

By:	/s/ Guanghua Yang

Name: Guanghua Yang

By:	/s/ Jing Wang

Name: Jing Wang

By:	/s/ Qi Li

Name: Qi Li

/s/ Anji Boye Investment Partnership (Limited Partnership) (Seal)

Anji Boye Investment Partnership (Limited Partnership)

Signature page of Amended and Restated Exclusive Purchase Option Agreement

/s/ Shenzhen Zhongke Growth Equity Investment Fund Partnership (Limited Partnership) (Seal)

Shenzhen Zhongke Growth Equity Investment Fund Partnership (Limited Partnership)

/s/ Changxing Youqing Investment Management Partnership (Limited Partnership) (Seal)

Changxing Youqing Investment Management Partnership (Limited Partnership)

Party D:

/s/ Cloudminds (Shenzhen) Holdings Co., Ltd. (Seal)

By:	/s/ Haitao Jiang

Name: Haitao Jiang

Title: Legal Representative

Signature page of Amended and Restated Exclusive Purchase Option Agreement